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                   SECOND AMENDMENT TO MASTER LOAN AGREEMENT

     This Second Amendment to Master Loan Agreement ("Second Amendment") made this 20th day of February, 1996, by GAMING WORLD INTERNATIONAL, LTD., a Delaware corporation, with its principal place of business located at 438 Line Avenue, Ellwood City, Pennsylvania 16117 ("Borrower") and S&T BANK, a state bank and trust company organized and existing under the laws of the Commonwealth of Pennsylvania, with its principal place of business located at 800 Philadelphia Street, Indiana, Pennsylvania 15701 ("Lender").

                               R E C I T A L S :

     WHEREAS, Lender has extended certain term loans to Borrower pursuant to the terms of a certain Master Loan Agreement, dated July 8, 1994, by and between Borrower and Lender, as amended by that certain Amendment to Loan Agreement, dated June 30, 1995 (as amended, modified, supplemented, substituted and restated from time to time, the "Loan Agreement"), and evidenced by a certain Amended and Restated Note, dated June 30, 1995, in the original principal amount of $3,650,000.00 (as amended, modified, supplemented, substituted and restated from time to time, the "Fixed Rate Note") and a certain Amended and Restated Note, dated June 30, 1995, in the original principal amount of $5,350,000.00 (as amended, modified, supplemented, substituted and restated from time to time, the "Variable Rate Note"), each executed and delivered by Borrower in favor of Lender; and

     WHEREAS, as partial security for the Fixed Rate Note and the Variable Rate Note, Borrower assigned, as collateral an interest in a repurchase agreement ("Cash Collateral") pursuant to the terms of a certain Assignment and Deposit Account, dated Julv 8, 1994, executed and delivered by Borrower in favor of Lender; and

     WHEREAS, Borrower has requested that Lender release $650,000.00 of the Cash Collateral for purposes of paying certain payables due and owing by Borrower to third parties and Lender; and

     WHEREAS, Lender is amenable to releasing a portion of the Cash Collateral upon the condition, among other things, that $650,000.00 of the outstanding principal due and owing under the terms of the Fixed Rate Note accrue interest at the same rate and under the same terms as the principal due and owing under the terms of the Variable Rate Note, and upon compliance with the following terms and conditions.


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      NOW, THEREFORE, in consideration of the above-referenced premises, the mutual conditions, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Release. Upon compliance with the terms and conditions more fully set forth herein, Lender hereby agrees to release $650,000.00 of the Cash Collateral to Borrower for the sole purposes of paying certain accounts payable as have been previously disclosed to Lender and to establish a reserve fund for the payment of certain principle and interest payments due and owing under the terms of the Variable Rate Note and the Fixed Rate Note, all as more fully provided in Section 4 herein.

     2. Conditions. The obligation of Lender to release the $650,000.00 of Cash Collateral is expressly conditional upon Borrower's compliance with the following terms and conditions on or prior to the date hereof:

        (a) Amended and Restated Notes. Execution and delivery of the Amended and Restated Notes for the Fixed Rate Note and the Variable Rate Note, in the form attached hereto as Exhibits "A" and "B", respectively, Borrower acknowledges that the sole purpose of the Amended and Restated Notes is simply to provide for the accruing of $650,000.00 of principal otherwise bearing interest at the rate provided in the Fixed Rate Note, to bear interest at the rate applicable under the Variable Rate Note and to be repaid in accordance with the terms of the Variable Rate Note;

        (b) Collateral Assignment. Execution and delivery by Borrower of a certain Collateral Assignment of Management Fees in the form attached hereto as Exhibit "C", assigning, transferring and creating a security interest in favor of Lender of all Borrower's right, title and interest in and to all fees and other sums due and owing to Borrower under a certain Management Agreement for Golden Eagle Charitable Casino and Entertainment Centre, dated September 9, 1994, by and between Wauzhushk Onigum Nation (Rat Portage 38B) and Borrower, as amended, and that certain Management Agreement, dated March 6, 1992, by and between the White Earth Reservation Business Committee and Borrower, as amended, (hereinafter collectively referred to as the "Management Contracts") and all contract rights, accounts, general intangibles and proceeds arising or relating thereto;

        (c) Review of Management Contracts. Satisfactory review by Lender of the Management Contracts;

        (d) Review of Advisory Contract. Satisfactory review by Lender of the Financial Advisory Contract by and between Borrower and Atlantic Financial Partners, L.L.C.;


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        (e) Lockbox. Execution and delivery by Borrower a certain Lockbox, Cash
Transfer and Advice Agreement in the form attached hereto as Exhibit "D", and the execution and delivery of any and all such other agreements, documents and instruments as Lender shall require in connection therewith, into which all fees earned from the Management Contracts shall be deposited and applied to the outstanding indebtedness due and owing under the terms of the Variable Rate
Note and the Fixed Rate Note, as amended and restated pursuant to the terms of this Second Amendment;

        (f) Corporate Resolution. Receipt by Lender of the resolutions of Borrower authorizing the transactions contemplated by this Second Amendment and the agreements, documents and instruments to be executed in connection therewith and the granting of the security as herein required, certified by the secretary of the corporation to be true and correct:

        (g) Acknowledqment and Consent. Receipt by Lender of an acknowledgment and consent, in a form attached hereto as Exhibit "E", from Angelo and Charlotte Medure with respect to their Guaranty and Suretyship Agreement, dated July 8,1994, acknowledging and consenting to the transactions contemplated by this Second Amendment and any agreements, documents and instruments to be executed in connection herewith;

        (h) West Penn Asphalt Guaranty. Receipt by Lender of Guaranty and Suretyship Agreements by West Penn Asphalt, Inc. and Northern Paving, Inc. in the form attached hereto as Exhibits "F" and "G", respectively, pursuant to which West Penn Asphalt, Inc. and Northern Paving, Inc. shall absolutely and unconditionally guaranty and become surety for the obligations, liabilities and indebtedness of Borrower under the terms of the Variable Rate Note and the Fixed Rate Note, as amended and restated, and receipt by Lender of the resolutions of West Penn Asphalt, Inc. and Northern Paving, Inc. authorizing the execution of the Guarantys, certified by West Penn Asphalt, Inc. and Northern Paving, Inc.'s secretaries;

        (i) Escrow Account. Borrower shall execute and deliver to Lender such agreements, documents and instruments as Lender requires for purposes of establishing an escrow account into which $70,000.00 of the proceeds will be deposited and held in reserve to pay the March,1996, interest payments due and owing under the terms of the Variable Rate Note and the Fixed Rate Note, as amended and restated ("Escrow Account");

        (j) Releases and Consents of Third Parties. Lender shall have received such releases and consents as it shall require from any third party who may, in Lender's reasonable good faith belief, maintain any lien or right, title and interest in and to the Cash Collateral;

        (k) Consents to Collateral Assignment. Receipt of consents from all those required under the Management Contracts to consent to the assignment of the Management Fees due Borrower under the Management Contracts;


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     (l) Details, Proceedings and Documents. All details and proceedings in connection with the transactions contemplated by this Second Amendment and the agreements, documents and instruments executed in connection therewith shall be satisfactory to Lender and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in a form and substance satisfactory to Lender, as Lender may from time to time request, including but not limited to, such UCC and judgment lien searches as it shall require; and

     (m) Legal Fees and Expenses. Borrower shall have reimbursed Lender for any and all fees and costs incurred in connection with the negotiation and preparation of the documentation, including but not limited to, attorneys' fees and costs and any and all recording fees and judgment and UCC lien search fees incurred by Lender.

     3. Escrow Account. Borrower hereby authorizes Lender upon release of the $650,000.00 of Cash Collateral to distribute $70,000.00 of such sums into the Escrow Account. Borrower acknowledges and agrees that it shall have no access to the Escrow Account and authorizes the Lender, to apply such sums held in the Escrow Account to the payment of the March, 1996 principal and interest payments and all other sums due and owing under the terms of the Variable Rate Note and the Fixed Rate Note, as amended and restated, when due in accordance with their terms. Borrower further assigns, transfers and creates in favor of Lender a security interest in the Escrow Account and sums deposited therein as security for the Obligations, as defined in the Loan Agreement, as amended by this Second Amendment.

     4. Use of Cash Collateral. Borrower hereby covenants and agrees that in addition to the sums to be deposited into the Escrow Account, as provided herein, Borrower shall use the $650,000.00 exclusively as set forth herein:

        (a) Arrearages. Payment of the January, 1996 and February, 1996, principal and/or interest payments due and owing under the terms of the Variable Rate Note and the Fixed Rate Note, as amended and restated, to which Borrower hereby authorizes Lender to automatically deduct from the $650,000.00 in Cash Collateral to be released a sum necessary to pay such sums;

        (b) Real Estate Taxes. Payment of all outstanding real estate taxes affecting the Mortgaged Premises, as that term is defined in the Loan Agreement; and

        (c) Payables. Payment of all such other payables due and owing by Borrower as shall have been previously disclosed by Borrower to Lender.



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For purposes of this provision, Lender, at its option, may disburse such portions of the $650,000.00 of Cash Collateral to be released directly to the taxing authorities or to such other trade creditors as it shall elect, in its sole discretion, or make such distributions by jointly paying to Borrower and such third parties the sums anticipated to be paid. Upon request, Borrower hereby agrees to provide to Lender, upon Lender's request, evidence of payment of all taxes and/or payments to third parties of the $650,000.00 of Cash Collateral to be released, as Lender shall require from time to time.

      5. Management Fees. Borrower hereby covenants and agrees that so long as any of the Obligations, as defined in the Loan Agreement, remain outstanding that all fees, accounts and other rights to the payment of any sums arising from or related to the Management Contract shall be paid into the lockbox to be established pursuant to the terms of the Lockbox Agreement and further agrees that to the extent that any such fees or other sums arising or relating to the Management Contracts are paid directly to Borrower, that such sums shall be held by Borrower in trust for the benefit of Lender and shall be immediately turned over to Lender. All such fees and other sums arising or relating to the Management Contracts shall be applied to the payment of all principal, interest and any other sums due and owing under the terms of the Variable Rate Note and the Fixed Rate Note, as amended and restated.

     6. Cash Collateral Account. Borrower hereby assigns, transfers and creates a security interest in favor of Lender in and to any sums deposited into the cash collateral account to be established pursuant to the terms of the Lockbox Agreement and any agreements, documents or instruments to be executed in connection therewith as security for the Obligations, as that term is defined in the Loan Agreement, and Lender shall be granted the same rights as a secured party under the terms of the Uniform Commercial Code and the rights granted under the terms of that certain Security Agreement, dated July 8, 1994, by and between Borrower and Lender.

     7. Defaults. In addition to the Events of Default specified in Section 6 of the Loan Agreement, the failure of Borrower to observe or perform any of the terms, conditions or covenants contained in this Second Amendment, or in the agreements, documents or instruments executed in connection herewith shall constitute an Event of Default, as that term is defined in the Loan Agreement, and shall permit Lender to exercise such rights and remedies as permitted under the terms of the Loan Agreement, as amended by this Second Amendment, and any agreements, documents or instruments executed in connection therewith or herewith.

     8. Existing Defaults. Borrower hereby represents and warrants that other than failure to pay the interest due and owing in January, 1996 and February, 1996, there exists no other Event of Default or Potential Default, as those terms are defined in the Loan Agreement.

     9. Representations. Borrower hereby represents and warrants that all of the representations and warranties contained in the Loan Agreement and the Collateral Security Documents, as that term is defined in the Loan Agreement, and contained in the agreements, documents and instruments executed in connection with this Second

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Amendment continue to remain true and correct as of the date hereof with the same force and effect as when originally made.

      10. Effect of Amendment. Except as otherwise expressly modified by this Second Amendment, all other terms, conditions and provisions contained in the Loan Agreement shall continue to remain in full force and effect.

      11. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

      12. Binding Effect. This Second Amendment shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of the parties hereto provided that Borrower shall have no right to assign or delegate any of its obligations or duties hereunder without the prior written consent of Lender.

      13. Integration. The parties hereto acknowledge that the terms and conditions of this Second Amendment were negotiated in full by both parties in good faith and with the benefit of counsel and constitutes the entire contract between the parties hereto and there are no other understandings, oral or written, relating to the subject matter hereof, other than those specifically incorporated herein by reference.

      14. Severability. Any provisions of this Second Amendment which are held to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      15. Waiver of Jury Trial. BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY CLAIMS, CAUSES OF ACTION, DAMAGES OR LOSSES OF WHATSOEVER NATURE OR KIND ARISING OUT OF, DIRECTLY OR INDIRECTLY, THE LOAN AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, OR THE COLLATERAL SECURITY DOCUMENTS, OR THE ADMINISTRATION, COLLECTION OR ENFORCEMENT THEREOF. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS READ THIS PROVISION AND HAS HAD THIS PROVISION EXPLAINED TO IT BY ITS COUNSEL AND THAT SUCH WAIVER IS BEING GIVEN VOLUNTARILY AND WITH FULL KNOWLEDGE AND APPRECIATION FOR THE CONSEQUENCES AND EFFECT THEREOF.


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WITNESS, the due execution hereof the day and first above written.

ATTEST:                               GAMING WORLD INTERNATIONAL, LTd.

XXXXXXXXXXXXXXXXXXX                   /s/ ANGELO MEDURE                 (SEAL)
- ---------------------------------     ---------------------------------
                                          Angelo Medure
                                          President

                                      S&T BANK

                                  By: /s/ TODD D. BRICE                 (SEAL)
                                      ---------------------------------
                                        Todd D. Brice
                                        Vice President


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